UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2026

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01.	Other Events

At its August 24, 2026 meeting, the Board of Directors of United Bankshares, Inc. (the “Company” or “United”) approved a third quarter dividend of $0.38 per share and a new plan to repurchase up to 6.8 million shares of United’s common stock, or approximately 5% of the Company’s total shares of common stock issued and outstanding (the “2026 Plan”). Repurchases by the Company may be made from time to time through open market purchases, privately negotiated transactions, or by other means. The 2026 Plan replaces the prior repurchase plan approved by the Company’s Board of Directors in November of 2025 (the “2025 Plan”), which is terminated effective August 24, 2026.

From July 1, 2026 through August 24, 2026, United purchased 768,811 shares of its common stock under the 2025 Plan at a weighted average price of $46.54.

The 2026 Plan does not obligate the Company to purchase any particular number of shares of common stock during any period. The timing, price and quantity of purchases under the 2026 Plan will be at the discretion of management and the 2026 Plan may be discontinued, suspended or restarted at any time depending on the facts and circumstances. United’s management believes the 2026 Plan, depending upon market and business conditions, will provide capital management opportunities and build value for the Company’s shareholders. Shares repurchased under the 2026 Plan will be available to fund employee benefit programs as well as for a variety of other corporate purposes, including potential acquisitions.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the third quarter dividend and new stock repurchase plan, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release, dated August 24, 2026, issued by United Bankshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: August 24, 2026	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer